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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                    1-13817                 11-2908692
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(State or other jurisdiction of        Commission            (I.R.S. Employer
 incorporation or organization)        File Number           Identification No.)

      11615 North Houston Rosslyn
            Houston, Texas                                          77086
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (281) 931-8884

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              ____________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On November 9, 2004 the Company issued a press release announcing its financial results for its third quarter ended September 30, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

      The Company's press release announcing its financial results for its third quarter ended September 30, 2004 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

      The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

            99.1  Press Release dated November 9, 2004


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BOOTS & COOTS INTERNATIONAL WELL
                                                CONTROL, INC.

Date: November 9, 2004                          By: /s/ Kevin Johnson
                                                    ----------------------------
                                                    Kevin Johnson
                                                    Principal Accounting Officer


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                                INDEX TO EXHIBITS

      Item        Exhibit
      ----        -------

      99.1        Press Release dated November 9, 2004.